Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders

of Capitol Investment Corp. IV

We have audited the accompanying balance sheet of Capitol Investment Corp. IV (the “Company”) as of August 21, 2017. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Capitol Investment Corp IV, as of August 21, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

New York, NY
August 25, 2017

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Capitol Investment Corp. IV

Balance Sheet

August 21, 2017

ASSETS
Current assets
Cash	$1,052,665
Prepaids and other current assets	198,862
Total current assets	1,251,527
Cash held in trust account	402,500,000
Total assets	$403,751,527
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accrued offering costs	$46,139
Advance from officer	5,100
Total current liabilities	51,239
Deferred underwriting fee	14,087,500
Total liabilities	14,138,739
COMMITMENTS AND CONTINGENCIES
Class A Ordinary Shares, subject to possible redemption or tender, 38,461,278 shares at redemption value	384,612,780
Shareholders’ equity
Preference Shares, par value $0.0001, per share, 1,000,000 shares authorized, no shares issued and outstanding	-
Class A Ordinary Shares, par value of $0.0001 per share, 400,000,000 shares authorized, 1,788,722 shares issued and outstanding (excluding 38,461,278 shares subject to possible redemption)	179
Class B Ordinary Shares, par value of $0.0001 per share, 50,000,000 shares authorized, 10,062,500 shares issued and outstanding	1,006
Additional paid-in capital	5,008,378
Accumulated deficit	(9,555)
Total shareholders’ equity	5,000,008
Total liabilities and shareholders’ equity	$403,751,527

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Capitol Investment Corp. IV

Notes to the Balance Sheet

Note 1 — Organization and Plan of Business Operations

Capitol Investment Corp. IV (the “Company”) was incorporated in the Cayman Islands on May 1, 2017 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

At August 21, 2017, the Company had not yet commenced any operations. All activity through August 21, 2017 related to the Company’s formation and the offering described below.

The registration statement for the Company’s initial public offering was declared effective on August 15, 2017. The Company consummated a public offering of 40,250,000 units on August 21, 2017 (the “Offering”), including 5,250,000 units subject to the underwriters’ over-allotment option, generating gross proceeds of $402,500,000 and net proceeds of $393,900,000 after deducting approximately $8,600,000 of transaction costs (up to an additional $14,087,500 of deferred underwriting expenses may be paid upon the completion of a business combination), which is discussed in Note 3. The units (“Units”) sold pursuant to the Offering were sold at an offering price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-third of one warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to certain adjustments. In addition, the Company generated gross and net proceeds of $9,800,000 from the private placement (the “Private Placement”) of 6,533,333 warrants (“Private Placement Warrants”) at a price of $1.50 per warrant to Capitol Acquisition Management IV LLC and Capitol Acquisition Founder IV LLC (collectively, the “Sponsors”), entities affiliated with the Company’s executive officers, and the Company’s directors, which is described in Note 4.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Units are listed on the New York Stock Exchange (“NYSE”). Pursuant to the NYSE listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the Trust Account (defined below), net of amounts previously disbursed to management for working capital purposes and excluding the amount of deferred underwriting discounts held in the Trust Account (defined below), at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. There is no assurance that the Company will be able to effect a Business Combination successfully.

Following the closing of the Offering and the Private Placement on August 21, 2017, an amount of $402,500,000 (or $10.00 per Class A ordinary share sold to the public in the Offering included in the Units (“Public Shares”)) from the sale of the Units and Private Placement Warrants is being held in a trust account (the “Trust Account”) and may be invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended the (“Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations until the earlier of (i) the consummation of the Company’s first Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s income tax obligations and for the Company’s working capital purposes, subject to an annual limit of $750,000. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

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Capitol Investment Corp. IV

Notes to the Balance Sheet

In connection with any proposed initial Business Combination, the Company will either (1) seek shareholder approval of such initial Business Combination at a meeting called for such purpose or (2) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote), in each case where shareholders may seek to convert their Public Shares into their pro rata share of the aggregate amount then on deposit in the Trust Account, less any taxes then due but not yet paid. Notwithstanding the foregoing, a public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) will be restricted from seeking conversion rights with respect to 20% or more of the public shares without the Company’s prior written consent. The Company will proceed with a Business Combination only if it has net tangible assets of at least $5 million upon consummation of the Business Combination and a majority of the all outstanding shares of the Company voted are voted in favor of the Business Combination. In connection with any shareholder vote required to approve any Business Combination, the Sponsors and other initial shareholders of the Company (collectively, the “Initial Shareholders”) have agreed (i) to vote any of their respective shares in favor of the initial Business Combination and (ii) not to convert any of their respective ordinary shares.

Holders of warrants sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights with respect to their ordinary shares underlying such warrants.

Pursuant to the Company’s Amended and Restated Memorandum and Articles of Association, if the Company is unable to complete its initial Business Combination by August 21, 2019, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of ordinary shares and the Company’s board of directors, dissolve and liquidate. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding Public Shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not released to the Company to pay any of its income taxes or working capital, which is subject to an annual limit of $750,000.

If the Company is unable to complete its initial Business Combination and expends all of the net proceeds of the Offering not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for Class A ordinary shares will be $10.00. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s shareholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s shareholders. Therefore, the actual per-share redemption price may be less than $10.00.

The Company’s executive officers have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations should they arise.

The Company is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and will remain such for up to five years. However, if the Company’s non-convertible debt issued within a three year period or the Company’s total revenues exceed $1.07 billion or the market value of the Company’s ordinary shares that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, the Company would cease to be an emerging growth company as of the following fiscal year. As an emerging growth company, the Company has elected, under Section 107(b) of the JOBS Act, to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, for complying with new or revised accounting standards.

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Capitol Investment Corp. IV

Notes to the Balance Sheet

Note 2 — Significant Accounting Policies

Basis of presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Cash and cash equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Cash and cash equivalents held in Trust Account

At August 21, 2017, the assets in the Trust Account were held in cash.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Offering costs

Offering costs consist principally of legal, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Offering. Offering costs amounting to $22,702,657 were charged to shareholder’s equity upon completion of the Offering

Ordinary shares subject to possible redemption or tender

The Company accounts for its ordinary shares subject to possible redemption or tender in accordance with the guidance in ASC 480 “Distinguishing Liabilities from Equity”. Ordinary shares subject to mandatory conversion are classified as a liability instrument and are measured at fair value. Conditionally convertible ordinary shares (including ordinary shares that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at August 21, 2017, the Class A ordinary shares subject to possible redemption or tender are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

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Capitol Investment Corp. IV

Notes to the Balance Sheet

Income taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the balance sheet and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s balance sheet and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s balance sheet. Since the Company was incorporated on May 1, 2017, the evaluation was performed for the upcoming 2017 tax year. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from May 1, 2017 (inception) through August 21, 2017. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Use of estimates

The preparation of the balance sheet in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying balance sheet.

Subsequent events

Management has evaluated subsequent events to determine if events or transactions occurring through the date the balance sheet was issued, require adjustment to or disclosure in the balance sheet and has concluded that no subsequent events have occurred that would require recognition in the balance sheet or disclosure in the notes to the balance sheet.

Note 3 — Initial Public Offering

On August 21, 2017, the Company sold 40,250,000 Units at a price of $10.00 per Unit in the Offering. Each Unit consists of one Class A ordinary share and one third of one warrant (“Warrant”). Each whole Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share. The Warrants are exercisable commencing on the later of 30 days after the Company’s completion of a Business Combination or August 21, 2018 and expiring five years from the completion of a Business Combination. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the Class A ordinary shares is at least $18.00 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, it will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In accordance with the warrant agreement relating to the Warrants sold in the Offering, the Company is only required to use its best efforts to file the registration statement covering the shares underlying the Warrants within 15 business days after the closing of the Business Combination and to maintain the effectiveness of such registration statement. If a registration statement is not effective within 60 days following the consummation of a Business Combination, Warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis. If the Company is unable to consummate a Business Combination, the Company will redeem 100% of the Public Shares using the funds in the Trust Account as described in Note 1. In such event, the Warrants will be worthless.

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Capitol Investment Corp. IV

Notes to the Balance Sheet

Note 4 — Private Placement Warrants

Simultaneously with the Offering, the Company’s Sponsors and directors purchased an aggregate of 6,533,333 Private Placement Warrants at $1.50 per Founder Warrant (for an aggregate purchase price of $9,800,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Placement Warrants are identical to the Warrants included in the Units sold in the Offering except that the Private Placement Warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the initial purchasers or any of their permitted transferees. Additionally, the purchasers have agreed not to transfer, assign or sell any of the Private Placement Warrants, including the ordinary shares issuable upon exercise of the Private Placement Warrants (except to certain permitted transferees), until 30 days after the completion of the Company’s initial Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial Business Combination, the Company’s Sponsors, officers and directors or their respective affiliates may, but are not obligated to, loan the Company funds as may be required on a non-interest basis. If the Company completes its initial Business Combination, the Company would repay such loaned amounts. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants.

Note 5 — Note Payable to Related Party

The Company issued a $250,000 principal amount unsecured promissory note to the Company’s Chief Executive Officer on June 1, 2017. The note was non-interest bearing and payable on the earlier to occur of (i) June 1, 2018, (ii) the consummation of the Offering or (iii) the date on which the Company determined not to proceed with the Offering. This loan was repaid upon the consummation of the Offering.

Note 6 — Commitments

The Company entered into an agreement with the underwriters of the Offering (“Underwriting Agreement”) that requires the Company to pay an underwriting discount of 2.0% of the gross proceeds of the Offering as an underwriting discount and a deferred underwriting discount of 3.5% of the gross proceeds of the Offering. The Underwriting Agreement provides that the deferred underwriting discount will be waived by the underwriter if the Company does not complete its initial Business Combination.

The Company presently occupies office space provided by two affiliates of the Company’s executive officers. Such affiliates have agreed that, until the Company consummates a Business Combination, they will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company will pay such affiliates an aggregate of up to $20,000 per month for such services.

The Initial Shareholders, the holders of the Private Placement Warrants (or underlying Class A ordinary shares) and the holders of any warrants (or underlying Class A ordinary shares) issued upon conversion of working capital loans made by the Company’s Sponsors, officers, directors or their affiliates, if any such loans are issued, will be entitled to registration rights with respect to their securities pursuant to an agreement dated as of August 15, 2017. The holders of the majority of the securities are entitled to demand that the Company register these securities at any time commencing after expiration of the transfer restrictions. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

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Capitol Investment Corp. IV

Notes to the Balance Sheet

Note 7 — Shareholder Equity

Preference Shares

The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of August 21, 2017, there are no preference shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 400,000,000 Class A ordinary shares and 50,000,000 Class B ordinary shares, both with a par value of $0.0001 per share.

In connection with the organization of the Company, on May 1, 2017, a total of 10,062,500 Class B ordinary shares were sold to the Sponsors at a price of approximately $0.0025 per share for an aggregate of $25,000.

On closing of the Offering, the holders of the Class B ordinary shares agreed not to transfer such shares until one year after the date of the consummation of an initial Business Combination or earlier if, subsequent to an initial Business Combination, (i) the last sales price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

As of August 21, 2017, 40,250,000 Class A ordinary shares and 10,062,500 Class B ordinary shares were issued and outstanding.

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